Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                        Reporting Period: December 2001

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                     1/16/02
--------------------------------------          --------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                     1/16/02
--------------------------------------          --------
Signature of Authorized Individual                Date


/s/ Catherine V. Merlino CFO                     1/16/02
--------------------------------------          --------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                      December 1, 2001 - December 31, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 12/1/01                          6,503,706     5,347      6,351      4,935,587   95,248    28,267  11,574,507    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           144,000    60,000    172,000                                       376,000   17,152,930
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                           6,724                                                              6,724      441,535
Caton                                    17,147                                                             17,147      242,589
Notes, loans & other receivables         52,676                                                             52,676    4,108,830
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,534,144
Multi-family Sales                        6,573                             32,348                          38,921    4,740,983
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy                5,508                              4,407        85        25      10,025      231,982
                                   --------------------------------------------------------------------------------------------

Total Receipts                          232,628    60,000    172,000        36,755        85        25     501,493   41,758,983

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (59,229)  (171,346)                                     (230,575)  (6,793,896)
Insurance                               (15,021)                                                           (15,021)    (953,937)
Administrative                          (92,869)                (251)                                      (93,120)  (3,342,677)
Taxes                                                                                                            0     (373,229)
Other(see attached schedule)            (20,045)                                                           (20,045)  (1,726,034)
Transfers (to DIP accounts)            (376,000)                                                          (376,000) (17,152,930)
Restructuring Costs                    (333,830)                                                          (333,830)  (3,358,398)
US Trustee Quarterly Fees                                                                                        0      (49,250)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements               (837,765)  (59,229)  (171,597)            0         0         0  (1,068,591) (33,750,351)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                          (605,137)      771        403        36,755        85        25    (567,098)   8,008,632
                                   --------------------------------------------------------------------------------------------

Cash December 31, 2001                5,898,569     6,118      6,754     4,972,342    95,333    28,292  11,007,409   11,007,409
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,068,591
Less: Transfers to Debtor in Possession accounts             (376,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              692,591
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
December 1, 2001 - December 31, 2001

Disbursements-Other

Property Funding-operations          20,045 (1)
                                  ---------

                                     20,045
                                  =========

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-66
December 31, 2001

Beginning Balance @12/01/01                                        6,496,740.00

Add: Cash Receipts                                                    88,627.85
Less: Cash Disbursements                                            (700,224.99)
                                                                   ------------

Book Balance @12/31/01                                             5,885,142.86

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @12/31/01                                             5,885,142.86
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
December 31, 2001
                                                                  GCL
                                                              ----------

Tax refund                                          12/3/01        20.00
COBRA receipts                                      12/4/01     1,270.13
Caton                                               12/4/01    17,146.79
Expense reimbursements                              12/6/01        75.00
Expense reimbursements                             12/12/01     1,869.69
Tax refund                                         12/13/01       243.56
Cashflow                                           12/14/01    16,400.66
Cashflow                                           12/17/01     6,573.00
COBRA receipts                                     12/18/01     3,051.49
Batchelor receivable                               12/26/01    31,800.00
Expense reimbursements                             12/26/01       194.22
Cashflow                                           12/26/01     4,475.38
Interest Income                                    12/31/01     5,507.93

                                                              ----------
                                                               88,627.85
                                                              ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
December 31, 2001

             Vendor                                                      Check
Check No      Name                         Reference                      Date          Amount
------------------------------------------------------------------------------------------------
Debit      Grand Court  Transfer to Chase Business Checking Acct.         12/4/01     270,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.        12/18/01      90,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.        12/20/01      16,000.00
Debit      Grand Court  Wire transfer-Arthur Andersen professional fees  12/26/01     324,224.99

                                                                                      ----------

                                                                                      700,224.99
                                                                                      ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
December 31, 2001

Beginning Balance @12/01/01                                            6,966.71

Add: Cash Receipts                                                   376,000.00
Less: Cash Disbursements                                            (369,539.82)
                                                                   ------------

Book Balance @12/31/01                                                13,426.89

Less: Deposits and transit
Add: Outstanding Checks                                                8,335.92
                                                                   ------------

Bank Balance @12/31/01                                                21,762.81
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
December 31, 2001

 Deposit                                                 Deposit
  Date                     Description                   Amount
-----------------------------------------------------------------

 12/4/01   Transfer from Chase money market acct.      270,000.00
12/18/01   Transfer from Chase money market acct.       90,000.00
12/20/01   Transfer from Chase money market acct.       16,000.00
                                                       ----------

                                                       376,000.00
                                                       ==========

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
BANK ATLANTIC - BOCA PAYROLL
--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                      December
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    5,347.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            37,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            23,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                       12/6/01             (36,876.21)
--------------------------------------------------------------------------------
                                               12/20/01             (22,353.20)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       6,117.65
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                             ck#3536              1,828.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      1,828.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          7,946.17
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    7,946.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
                                                                        Dec 01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    6,352.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                  WT fm Chase           125,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            47,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                       12/7/01             (76,173.19)
--------------------------------------------------------------------------------
                                               12/21/01             (25,079.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health Insurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                   12/7/01             (46,878.35)
--------------------------------------------------------------------------------
Payroll taxes                                  12/21/01             (20,591.78)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1323             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1324             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                                      (140.41)
--------------------------------------------------------------------------------
Other-ADP charges                                                      (110.87)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       6,755.98
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                             ck#3527              1,854.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                              1,854.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          8,610.45
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    8,610.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
December 31, 2001

Beginning Balance @12/01/01                                        4,935,587.81

Add: Cash Receipts-sales proceeds                                     32,347.51
Less: Cash Receipts-interest income                                    4,407.08

                                                                   ------------

Book Balance @12/31/01                                             4,972,342.40

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @12/31/01                                             4,972,342.40
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
December 31, 2001

Beginning Balance @12/01/01                                           95,248.69

Add: Cash Receipts-Interest Income                                        84.98
Less: Cash Disbursements                                                   0.00
                                                                   ------------

Book Balance @12/31/01                                                95,333.67

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @12/31/01                                                95,333.67
                                                                   ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
December 31, 2001

Beginning Balance @12/01/01                                           28,266.21

Add: Cash Receipts                                                        25.22
Less: Cash Disbursements                                                   0.00
                                                                   ------------

Book Balance @12/31/01                                                28,291.43

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @12/31/01                                                28,291.43
                                                                   ============

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                       December 1, 2001 - December 31, 2001

                                                            Cumulative Filing
                                                   12/31/01      to Date
                                              -------------------------------
Revenues:

Management Fee Income                                    0       2,279,074
General Partner Fees                                     0         304,645
Interest Income                                    714,007      11,024,307
Deferred Profit Earned                              43,253       1,015,559
Loss from Wholly-Owned Subsidiaries                      0      (2,283,377)
Loss from Joint Ventures                                 0      (1,183,855)
Other Income                                             0         515,000
                                              ----------------------------

Total Revenues                                     757,260      11,671,393

Administrative Expenses:

Travel                                               4,694          85,726
Telephone                                            5,339         306,587
Federal Express                                      1,612          69,147
Postage                                                  0          41,872
Office Supplies & Expense                            3,322         273,992
Outside Storage                                      1,631          34,694
Miscellaneous                                          225          42,246
ADP                                                    251          13,930
Legal & Accounting                                       0         133,409
Licenses & Filing Fees                               2,029          49,384
Recruitment                                              0           8,855
Printing                                                 0           8,765
Caton Expenses                                      22,841         339,922
Rent                                                25,322       1,069,081
Computer Equipment Maintenance                         405         183,430
Insurance                                           19,295         797,814
Equipment Leases                                     3,601         147,368
Office Salaries and expenses                       233,524       6,700,528
Director's Fees                                          0           9,500
Interest                                                 0          25,874
Corporate Taxes                                          0         290,597
Amortization                                             0         472,545
                                              ----------------------------

Total Administrative Expenses                      324,091      11,105,266
                                              ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)             (63,991)     25,407,430
                                              ----------------------------

Total Expenses                                     260,100      36,512,696
                                              ----------------------------

Net Income(Loss) Before Reorganization
  Expenses                                         497,160     (24,841,303)
                                              ----------------------------


Restructuring Expenses:
Administrative fees                                 (9,605)       (366,489)
Professional fees                                  (23,725)     (3,429,567)
US Trustee Quarterly Fees                                0         (49,250)
Interest Earned on Accumulated Cash
  from Chapter 11                                   10,025         231,983
                                              ----------------------------

Total Reorganization Expenses                      (23,305)     (3,613,323)
                                              ----------------------------

Net Income(Loss)                                  (473,855)    (28,454,626)
                                              ============================

Note (1):

(a) Net loss due to loss of properties for the month of December represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's
liability.                                                               (9,000)

(ii) the receipt of thefinal cash at properties that were sold or
foreclosed in 2000 and 2001.                                            (54,991)
                                                                       --------

                                                                        (63,991)
                                                                       ========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                December 31, 2001

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------

Assets:

Cash                                                 11,007,409       2,998,777
Notes & Receivables                                 172,274,835     227,986,234
Investments                                           8,197,789      16,099,729
Construction in Progress                                     (0)        739,486
Furniture & Equipment-net                               334,692       4,658,158
Other Assets                                         16,673,786      18,526,143
                                                --------------------------------

Total Assets                                        208,488,511     271,008,527
                                                ================================

Liabilities Not Subject to Compromise:

Accounts Payable                                        284,617         549,781
Professional Fees                                       713,658              --
                                                --------------------------------

Total Post-Petition Liabilities                         988,275         549,781
                                                --------------------------------

Deferred Income                                      43,585,389      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         94,076,209     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,425,112      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      182,718,600     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (35,671,050)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (18,813,753)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            208,488,511     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                    Reporting Period: Month of December 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No          Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       43,623            43,623     12/7,12/21          see attached      (0)
FICA-Employee              (0)        6,577             6,577     12/7,12/21          see attached      (0)
FICA-Employer              (0)        6,577             6,577     12/7,12/21          see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        56,777            56,777              0                     0       0
                         -------------------------------------------------------------------------------------

State & Local

Withholding                 0        10,694            10,694     12/7,12/21          see attached       0
Sales
Excise
Unemployment                0                                                                            0
Real Property
Personal Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0        10,694            10,694               0                    0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       67,470            67,470               0                    0       0
                         =====================================================================================

Case Number:00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                       Reporting period: December 31, 2001

                                                        Number of Days Past Due
                            Current     O-30       31-60    61-90   Over 90   Total
                           ----------------------------------------------------------
Accounts Payable                       33,097        9        0      24,531    57,637
Accrued expenses                                                     19,805    19,805
Taxes Payable                24,014                                            24,014
Other                       177,347                                   5,814   183,161
                           ----------------------------------------------------------

Total Post Petition Debts   201,361    33,097        9        0      50,150   284,617
                           ==========================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 12/31/01


ACCOUNTS PAYABLE SUB-LEDGER                     32,813.74

Add items not on subledger:
NIPPON                                          13,533.71
Workers Comp                                       757.00
Verizon                                          1,234.11
Federal Express                                     45.03
Telephone                                           99.26

Less items that should be on Jan 02 subledger:

Bee Business                                      (179.07)
Verizon                                           (323.44)
Weights & Measures Fund                            (20.00)
                                                ---------

Accounts Payable Balance per G/L @12/31/01      47,960.34
                                                =========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                         Reporting Period - December 2001

Debtor Questionaire

                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                        X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------